Pension and Postretirement Benefits: Schedule of key actuarial assumptions used to determine net benefit cost (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of key actuarial assumptions used to determine net benefit cost:
Schedule of key actuarial assumptions used to determine net benefit cost
	2011	2010
Discount rate	5.64%	6.28%
Expected return on plan assets	N/A	N/A
Healthcare cost trend assumed for the subsequent year	10.00%	10.00%
Ultimate rate	5.00%	5.00%
Number of years to reach ultimate rate	10	5